UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3495

DWS Money Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Money Market Series

Managed Shares

Contents

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Managed Shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Managed Shares
Beginning Account Value 6/1/06	$ 1,000.00
Ending Account Value 11/30/06	$ 1,026.20
Expenses Paid per $1,000*	$ .76
Hypothetical 5% Fund Return	Managed Shares
Beginning Account Value 6/1/06	$ 1,000.00
Ending Account Value 11/30/06	$ 1,024.32
Expenses Paid per $1,000*	$ .76

* Expenses are equal to the Fund's annualized expense ratio for Managed Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Managed Shares
DWS Money Market Series	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	11/30/06	5/31/06

Short-Term Notes	32%	38%
Commercial Paper	33%	16%
Certificates of Deposit and Bank Notes	14%	34%
Time Deposits	13%	4%
Repurchase Agreements	5%	—
Asset Backed	1%	1%
Funding Agreements	1%	1%
Promissory Notes	1%	2%
Master Notes	—	1%
Municipal Bonds and Notes	—	1%
US Government Sponsored Agencies	—	2%
	100%	100%
Weighted Average Maturity

DWS Money Market Series	40 days	40 days
First Tier Institutional Money Fund Average*	42 days	38 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 13.6%
Bank of America NA, 5.31%, 4/3/2007	90,682,000	90,682,000
Bank of Ireland, 5.32%, 2/8/2007	100,000,000	100,000,000
Bank of The West:
5.375%, 1/8/2007	65,000,000	65,000,000
5.4%, 12/29/2006	80,000,000	80,000,000
Barclays Bank PLC, 5.44%, 2/20/2007	50,000,000	50,004,289
BNP Paribas:
5.075%, 12/13/2006	135,900,000	135,882,015
5.555%, 12/28/2006	25,000,000	25,002,475
Calyon, 5.257%, 1/19/2007	35,000,000	34,989,334
Citibank NA, 5.34%, 12/8/2006	91,000,000	91,000,000
Depfa Bank PLC, 5.34%, 12/15/2006	4,875,000	4,875,014
Five Finance, Inc., 144A, 5.7%, 6/28/2007	3,500,000	3,499,800
HBOS Treasury Services PLC:
5.0%, 2/12/2007	45,000,000	45,000,000
5.305%, 4/19/2007	100,000,000	100,000,000
5.34%, 12/7/2006	115,000,000	115,000,000
Landesbank Baden Wurttemberg:
5.355%, 4/13/2007	150,000,000	150,002,698
5.61%, 1/5/2007	95,000,000	95,013,956
Mizuho Corporate Bank, 5.34%, 2/8/2007	150,000,000	150,000,000
Monument Gardens Funding LLC, 5.29%, 12/1/2006	152,053,000	152,053,000
Natixis SA, 5.0%, 2/9/2007	30,000,000	30,000,000
Norinchukin Bank, 5.405%, 3/15/2007	64,000,000	64,000,000
Societe Generale:
5.305%, 5/2/2007	90,000,000	90,000,000
5.32%, 2/20/2007	35,000,000	35,000,000
5.415%, 12/27/2006	150,000,000	150,003,633
5.43%, 2/5/2007	110,000,000	110,008,863
5.43%, 2/20/2007	22,500,000	22,502,659
Svenska Handelsbanken AB, 5.335%, 12/6/2006	75,000,000	75,000,000
Swedbank AB, 4.74%, 1/3/2007	5,400,000	5,396,072
Toronto Dominion Bank:
5.37%, 12/29/2006	100,000,000	100,001,528
5.45%, 10/25/2007	73,750,000	73,750,000
UniCredito Italiano SpA:
5.3%, 7/10/2007	100,000,000	100,000,000
5.315%, 5/8/2007	100,000,000	100,000,000
5.4%, 3/14/2007	75,000,000	75,000,000
5.5%, 12/19/2006	95,000,000	95,003,335
Total Certificates of Deposit and Bank Notes (Cost $2,613,670,671)		2,613,670,671

Commercial Paper** 32.8%
AB Spintab:
5.25%, 2/1/2007	150,000,000	148,643,750
5.265%, 12/6/2006	100,000,000	99,926,875
Abbey National North America LLC, 5.24%, 12/1/2006	39,487,000	39,487,000
Alliance & Leicester PLC:
5.195%, 4/10/2007	100,000,000	98,124,028
5.235%, 3/2/2007	70,500,000	69,567,079
Allied Irish Banks North America, Inc., 5.24%, 2/28/2007	20,042,000	19,782,367
Anz National International Ltd., 5.18%, 3/28/2007	36,000,000	35,393,940
Atlantis One Funding Corp.:
5.26%, 12/11/2006	100,000,000	99,853,889
5.27%, 12/11/2006	150,000,000	149,780,417
Bank of America Corp.:
5.23%, 3/19/2007	150,000,000	147,646,500
5.235%, 3/15/2007	65,000,000	64,016,983
Bank of Ireland, 5.245%, 2/5/2007	75,000,000	74,278,813
Barclays US Funding LLC, 5.24%, 2/2/2007	275,000,000	272,478,250
BNP Paribas Finance, Inc., 5.21%, 4/11/2007	44,516,000	43,672,039
Caisse Nationale des Caisses D'Epargne et Prevoyan, 5.175%, 4/5/2007	125,000,000	122,753,906
CC (USA), Inc.:
5.23%, 3/9/2007	50,000,000	49,288,139
5.25%, 2/5/2007	57,000,000	56,451,375
5.255%, 2/20/2007	60,000,000	59,290,575
Cedar Springs Capital Company LLC, 5.27%, 2/2/2007	20,000,000	19,815,550
CIT Group, Inc., 5.27%, 12/20/2006	30,000,000	29,916,558
Coca Cola Enterprises, Inc., 5.3%, 12/1/2006	25,000,000	25,000,000
Colgate Palmolive Co., 5.27%, 12/4/2006	39,000,000	38,982,873
CRC Funding LLC:
5.255%, 12/7/2006	20,000,000	19,982,483
5.27%, 1/9/2007	100,000,000	99,429,083
5.27%, 1/10/2007	100,000,000	99,414,444
Danske Corp.:
5.205%, 4/26/2007	184,500,000	180,605,359
5.26%, 12/28/2006	140,859,000	140,303,311
Depfa Bank PLC, 5.21%, 4/16/2007	72,000,000	70,582,880
DNB Nor Bank ASA, 5.25%, 1/30/2007	200,000,000	198,250,000
Dorada Finance, Inc., 5.23%, 3/9/2007	55,000,000	54,216,953
Falcon Asset Securitization Corp.:
5.26%, 12/11/2006	73,317,000	73,209,876
5.265%, 12/8/2006	53,344,000	53,289,389
5.27%, 12/21/2006	61,387,000	61,207,273
General Electric Co., 5.26%, 12/29/2006	75,000,000	74,693,167
Giro Funding US Corp., 5.29%, 1/22/2007	135,000,000	133,968,450
Grampian Funding Ltd:
5.17%, 3/27/2007	136,000,000	133,734,391
5.17%, 3/28/2007	48,000,000	47,193,480
5.195%, 4/10/2007	260,000,000	255,122,472
Greyhawk Funding LLC:
5.21%, 5/9/2007	84,000,000	82,067,090
5.25%, 2/5/2007	75,000,000	74,278,125
Home Depot, Inc., 5.33%, 12/1/2006	56,904,000	56,904,000
Irish Life & Permanent PLC:
5.27%, 12/11/2006	25,000,000	24,963,403
5.27%, 12/15/2006	60,000,000	59,877,033
IXIS Commercial Paper Corp., 5.16%, 12/5/2006	20,000,000	19,988,533
K2 (USA) LLC:
5.2%, 4/16/2007	49,600,000	48,625,636
5.27%, 12/28/2006	43,200,000	43,029,252
KFW International Finance, Inc., 5.12%, 3/30/2007	4,000,000	3,932,302
Liberty Street Funding:
5.26%, 12/8/2006	135,000,000	134,861,925
5.26%, 12/14/2006	35,000,000	34,933,519
5.26%, 12/22/2006	150,000,000	149,539,750
5.33%, 12/1/2006	27,173,000	27,173,000
Links Finance LLC, 5.33%, 12/1/2006	29,828,000	29,828,000
Mane Funding Corp., 5.26%, 12/6/2006	50,377,000	50,340,197
Nationwide Building Society:
5.245%, 2/2/2007	100,000,000	99,082,125
5.245%, 3/6/2007	22,440,000	22,129,409
5.25%, 2/1/2007	100,000,000	99,095,833
Nieuw Amsterdam Receivables Corp.:
5.24%, 1/3/2007	38,331,000	38,146,883
5.26%, 12/8/2006	15,000,000	14,984,658
5.28%, 12/26/2006	64,329,000	64,093,127
Northern Rock PLC, 5.25%, 1/29/2007	85,000,000	84,268,646
Park Avenue Receivables Co., LLC, 5.28%, 12/14/2006	202,897,000	202,510,143
Perry Global Funding LLC, Series A, 5.26%, 2/13/2007	113,172,000	111,947,196
Procter & Gamble Co., 5.26%, 12/19/2006	50,000,000	49,868,500
Procter & Gamble International Funding SCA:
5.25%, 12/15/2006	160,000,000	159,673,333
5.25%, 12/18/2006	27,600,000	27,531,575
Scaldis Capital LLC, 5.27%, 12/1/2006	68,626,000	68,626,000
Sheffield Receivables Corp., 5.255%, 12/4/2006	150,000,000	149,934,313
Simba Funding Corp.:
5.27%, 3/21/2007	25,000,000	24,597,431
5.29%, 12/19/2006	50,000,000	49,867,750
Societe Generale North America, Inc., 5.16%, 4/5/2007	180,000,000	176,775,000
Svenska Handelsbanken, Inc., 5.17%, 3/28/2007	180,000,000	176,975,550
Swedish National Housing Finance Corp.:
5.17%, 4/10/2007	50,000,000	49,066,528
5.18%, 4/4/2007	84,000,000	82,501,253
The Bear Stearns Companies, Inc., 5.26%, 1/26/2007	157,000,000	155,715,391
Westpac Banking Corp., 5.36%, 1/5/2007	75,000,000	74,609,167
Total Commercial Paper (Cost $6,281,695,493)		6,281,695,493

Master Notes 0.4%
The Bear Stearns Companies, Inc., 5.432%*, 12/1/2006 (a) (Cost $75,000,000)	75,000,000	75,000,000

US Government Sponsored Agencies 0.1%
Federal Home Loan Bank:
3.375%, 12/14/2006	5,000,000	4,996,599
5.5%, 10/2/2007	15,000,000	15,000,000
Federal Home Loan Mortgage Corp., 5.13%, 2/28/2007	4,250,000	4,196,099
Total US Government Sponsored Agencies (Cost $24,192,698)		24,192,698

Funding Agreements 0.5%
New York Life Insurance Co., 5.45%*, 9/18/2007 (Cost $88,000,000)	88,000,000	88,000,000

Asset Backed 1.3%
Arkle Master Issuer PLC, "1A" Series 2006-1A, 5.3%*, 11/19/2007	100,000,000	100,000,000
Interstar Millennium Trust, "A1", Series 2006-2GA, 5.3%*, 5/27/2038	33,305,065	33,305,065
Mound Financing PLC, "1A", Series 5A, 5.29%*, 5/8/2007	35,000,000	35,000,000
Steers Mercury III Trust, 144A, 5.34%*, 5/27/2048	72,000,000	72,000,000
Total Asset Backed (Cost $240,305,065)		240,305,065

Promissory Notes 0.7%
The Goldman Sachs Group, Inc., 5.432%*, 3/20/2007 (Cost $128,000,000)	128,000,000	128,000,000

Short-Term Notes* 32.4%
Abbey National Treasury Services PLC, 5.376%, 6/29/2007	25,000,000	25,005,443
Alliance & Leicester PLC, 5.33%, 11/8/2007	80,000,000	80,000,000
American Express Bank FSB:
5.29%, 7/27/2007	50,000,000	50,000,000
5.29%, 8/10/2007	100,000,000	100,000,000
American Express Centurion Bank:
5.29%, 9/13/2007	150,000,000	150,000,000
5.29%, 10/10/2007	200,000,000	200,000,000
5.4%, 11/16/2007	75,000,000	75,074,129
5.41%, 9/14/2007	70,000,000	70,062,427
American Honda Finance Corp.:
5.346%, 10/30/2007	45,000,000	45,000,000
144A, 5.35%, 12/6/2006	20,000,000	19,999,927
5.35%, 12/12/2006	20,000,000	19,999,810
5.473%, 4/13/2007	19,000,000	19,007,938
Australia & New Zealand Banking Group, Ltd., 5.32%, 6/23/2010	30,000,000	30,000,000
Bank of Ireland, 144A, 5.3%, 9/19/2007	75,000,000	75,000,000
Barclays Bank PLC, 5.265%, 4/4/2007	200,000,000	199,986,588
Beta Finance, Inc., 5.41%, 3/15/2007	41,000,000	41,005,277
BMW US Capital LLC:
144A, 5.3%, 11/5/2007	30,000,000	30,000,000
144A, 5.32%, 11/15/2007	45,000,000	45,000,000
BNP Paribas:
5.29%, 6/13/2007	125,000,000	125,000,000
5.31%, 10/3/2007	50,000,000	49,984,560
5.31%, 10/26/2010	89,000,000	89,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.368%, 10/19/2007	150,000,000	150,000,000
Calyon, 5.31%, 10/3/2007	325,500,000	325,433,324
Canadian Imperial Bank of Commerce:
5.39%, 10/26/2007	31,250,000	31,243,232
5.4%, 11/15/2007	120,000,000	120,011,237
5.447%, 1/30/2007	43,700,000	43,709,578
Carrera Capital Finance LLC, 144A, 5.31%, 2/26/2007	67,500,000	67,500,000
CC (USA), Inc., 144A, 5.33%, 8/28/2007	50,000,000	50,014,392
Commonwealth Bank of Australia, 5.32%, 8/24/2010	40,000,000	40,000,000
Credit Agricole SA, 5.343%, 7/22/2011	200,000,000	200,000,000
Credit Suisse, 5.375%, 4/24/2007	37,000,000	37,000,165
DNB NOR Bank ASA, 5.31%, 5/25/2011	70,000,000	70,000,000
Five Finance, Inc., 144A, 5.33%, 5/25/2007	20,500,000	20,503,081
General Electric Capital Corp., 5.28%, 8/19/2011	75,000,000	75,000,000
HSBC Finance Corp.:
5.31%, 11/6/2007	50,000,000	50,000,000
5.35%, 3/24/2011	115,000,000	115,000,000
HSH Nordbank AG, 144A, 5.33%, 11/21/2007	120,000,000	120,000,000
International Business Machine Corp., 5.31%, 11/8/2007	50,000,000	50,000,000
Intesa Bank Ireland PLC, 5.32%, 7/25/2011	100,000,000	100,000,000
K2 (USA) LLC, 144A, 5.3%, 7/16/2007	54,000,000	53,999,887
Links Finance LLC, 144A, 5.325%, 8/15/2007	40,000,000	40,006,844
Merrill Lynch & Co., Inc.:
5.285%, 5/14/2007	100,000,000	100,000,000
5.29%, 7/27/2007	125,000,000	125,000,000
5.33%, 11/15/2007	70,000,000	70,000,000
5.36%, 6/15/2007	60,000,000	60,021,607
5.362%, 5/29/2007	30,000,000	30,000,000
5.38%, 11/2/2007	60,000,000	60,000,000
5.495%, 7/9/2007	53,000,000	53,046,034
5.53%, 4/20/2007	75,000,000	75,050,861
5.562%, 2/27/2007	25,000,000	25,011,250
Metropolitan Life Global Funding I:
144A, 5.34%, 11/9/2007	30,000,000	30,012,263
5.35%, 6/1/2007	20,000,000	20,006,175
Morgan Stanley, 5.382%, 2/5/2007	150,000,000	150,000,000
Natixis SA:
144A, 5.365%, 11/9/2007	200,000,000	200,000,000
5.42%, 8/31/2007	100,000,000	100,000,000
Nordea Bank AB, 5.3%, 11/9/2007	45,000,000	45,000,000
Northern Rock PLC:
5.32%, 11/5/2007	35,000,000	35,000,000
144A, 5.343%, 10/22/2007	100,000,000	100,000,000
Rabobank Nederland NV, 144A, 5.333%, 11/15/2007	195,000,000	195,000,000
Royal Bank of Scotland PLC, 144A, 5.39%, 12/21/2007	100,000,000	100,042,995
Skandinaviska Enskilda Banken:
5.27%, 10/3/2007	215,000,000	214,946,467
5.31%, 11/9/2007	70,000,000	70,000,000
5.32%, 11/16/2007	55,000,000	55,000,000
Svenska Handelsbanken AB, 5.29%, 11/21/2007	200,000,000	200,000,000
Tango Finance Corp., 144A, 5.29%, 9/24/2007	50,000,000	49,995,875
The Bear Stearns Companies, Inc., 5.372%, 3/19/2007	170,000,000	170,000,000
The Goldman Sachs Group, Inc.
5.466%, 3/30/2007	21,135,000	21,142,671
5.51%, 1/9/2007	130,945,000	130,963,684
UniCredito Italiano Bank (Ireland) PLC:
5.33%, 11/9/2007	50,000,000	50,000,000
5.33%, 11/15/2007	185,000,000	185,000,000
144A, 5.33%, 9/16/2011	100,000,000	100,000,000
Wachovia Bank NA, 5.31%, 11/30/2007	56,500,000	56,513,675
Wal-Mart Stores, Inc., 5.261%, 3/28/2007	22,250,000	22,246,634
Total Short-Term Notes (Cost $6,197,548,030)		6,197,548,030

Time Deposit 12.9%
Dexia Credit Local, 5.343%, 12/1/2006	900,000,000	900,000,000
ING Bank NV:
5.32%, 12/1/2006	400,000,000	400,000,000
5.5%, 12/1/2006	260,000,000	260,000,000
Landesbank Hessen-Thuringen Girozentrale, 5.343%, 12/1/2006	213,300,000	213,300,000
UBS AG, 5.35%, 12/1/2006	699,000,000	699,000,000
Total Time Deposit (Cost $2,472,300,000)		2,472,300,000

Municipal Bonds and Notes*** 0.4%
Maryland, State Health & Higher Education Facilities Authority Revenue, Adventist, Series B, 5.35%, 1/1/2035, LaSalle Bank NA (b)	12,325,000	12,325,000
North Texas, Higher Education Authority, Inc., Student Loan Revenue:
Series B, 5.35%, 12/1/2045 (c)	23,400,000	23,400,000
Series C, 5.35%, 12/1/2045 (c)	19,255,000	19,255,000
Texas, State Product Development Program, Series A, 5.33%, 6/1/2045	20,500,000	20,500,000
Texas, State Small Business, Series B, 5.33%, 6/1/2045	10,000,000	10,000,000
Total Municipal Bonds and Notes (Cost $85,480,000)		85,480,000

Repurchase Agreements 4.7%
Citigroup Global Markets, Inc., 5.34%, dated 11/30/2006, to be repurchased at $900,133,500 on 12/1/2006 (d)	900,000,000	900,000,000
JPMorgan Securities, Inc., 5.32%, dated 11/30/2006, to be repurchased at $4,617,923 on 12/1/2006 (e)	4,617,241	4,617,241
The Bear Stearns & Co., Inc., 5.32%, dated 11/30/2006, to be repurchased at $4,000,591 on 12/1/2006 (f)	4,000,000	4,000,000
Total Repurchase Agreements (Cost $908,617,241)		908,617,241
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $19,114,809,198)+	99.8	19,114,809,198
Other Assets and Liabilities, Net	0.2	43,056,492
Net Assets	100.0	19,157,865,690

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2006.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2006.

+ The cost for federal income tax purposes was $19,114,809,198.

(a) Reset date; not a maturity date.

(b) Security incorporates a letter of credit from a major bank.

(c) Bond is insured by the following company:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.2

(d) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
312,414,014	Federal Home Loan Mortgage Corp.	Zero Coupon-6.5	4/15/2016-11/15/2036	310,123,619
18,963,881	Federal Home Loan Mortgage Corp. Principal Only	Zero Coupon	4/15/2034-12/15/2034	14,449,449
552,928,723	Federal National Mortgage Association	3.5-7.0	12/1/2013-11/1/2036	549,415,476
61,543,775	Government National Mortgage Association	4.5-7.5	8/15/2018-8/15/2036	62,011,457
Total Collateral Value				936,000,001

(e) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
200,000	Federal Home Loan Mortgage Corp.	5.5	11/15/2036	200,000
4,491,966	Government National Mortgage Association	5.5	7/15/2035	4,512,334
Total Collateral Value				4,712,334

(f) Collateralized by $4,091,032 Federal National Mortgage Association, 5.5%, maturing on 10/1/2036 with a value of $4,084,162.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited)
Assets
Investments in securities, valued at amortized cost	$ 19,114,809,198
Interest receivable	68,079,978
Receivable for Fund shares sold	1,079,068
Other assets	132,366
Total assets	19,184,100,610
Liabilities
Due to custodian bank	411,691
Dividends payable	22,439,173
Payable for Fund shares redeemed	903,417
Other accrued expenses and payables	2,480,639
Total liabilities	26,234,920
Net assets, at value	$ 19,157,865,690
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	(809,185)
Paid-in capital	19,158,674,875
Net assets, at value	$ 19,157,865,690
Net Asset Value

Prime Reserve Class S

Net Asset Value, offering and redemption price per share ($112,207,171 ÷ 112,300,131 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 1.00
Premium Class S Net Asset Value, offering and redemption price per share ($706,792,481 ÷ 706,881,491 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Managed Net Asset Value, offering and redemption price per share ($413,988,408 ÷ 414,155,940 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

Institutional

Net Asset Value, offering and redemption price per share ($17,924,877,630 ÷ 17,925,414,983 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 437,653,847
Expenses: Management fee	10,466,084
Administration fee	8,194,026
Services to shareholders	374,684
Custodian fee	54,208
Auditing	22,681
Legal	62,336
Service fee	59,794
Reports to shareholders	53,775
Registration fees	311,296
Trustees' fees and expenses	216,088
Other	133,428
Total expenses before expense reductions	19,948,400
Expense reductions	(11,858,360)
Total expenses after expense reductions	8,090,040
Net investment income (loss)	429,563,807
Net gain (loss) on investment transactions	(557,082)
Net increase from payments by affiliates on trades executed incorrectly	8,005
Net increase (decrease) in net assets resulting from operations	$ 429,014,730

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2006 (Unaudited)	Year Ended May 31, 2006
Operations: Net investment income	$ 429,563,807	$ 437,975,092
Net realized gain (loss) on investment transactions	(557,082)	(6,857)
Net increase from payments by affiliates on trades executed incorrectly	8,005	—
Net increase (decrease) in net assets resulting from operations	429,014,730	437,968,235
Distributions to shareholders from: Net investment income: Prime Reserve Class AARP	(432,526)	(2,702,416)
Prime Reserve Class S	(2,423,368)	(1,540,054)
Premium Class AARP	(1,218,967)	(6,975,901)
Premium Class S	(17,365,552)	(19,917,224)
Managed Shares	(11,080,129)	(17,022,270)
Institutional Shares	(396,905,485)	(389,963,610)
Fund share transactions: Proceeds from shares sold	98,595,269,735	107,757,604,631
Reinvestment of distributions	315,929,101	350,317,822
Cost of shares redeemed	(89,652,510,268)	(111,639,254,053)
Net increase (decrease) in net assets from Fund share transactions	9,258,688,568	(3,531,331,600)
Increase (decrease) in net assets	9,258,277,271	(3,531,484,840)
Net assets at beginning of period	9,899,588,419	13,431,073,259
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $0 and $145,785, respectively)	$ 19,157,865,690	$ 9,899,588,419

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Managed Shares Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.026	.039	.019	.009	.013	.025
Distributions from net investment income	(.026)	(.039)	(.019)	(.009)	(.013)	(.025)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	2.62**	3.98	1.94	.91	1.34	2.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	414	454	430	451	588	672
Ratio of expenses before expense reductions (%)	.30*	.32	.31	.48	.50	.50
Ratio of expenses after expense reductions (%)	.15*	.15	.17	.24	.30	.30
Ratio of net investment income (%)	5.19*	3.93	1.95	.90	1.29	2.54
[a] For the six months ended November 30, 2006 (Unaudited). [b] Total returns would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Money Market Series (the "Fund") is a diversified investment portfolio of DWS Money Market Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: Prime Reserve Class S, Premium Class S, Managed Shares and Institutional Shares. Certain detailed information for Prime Reserve Class S, Premium Class S and Institutional Shares is provided separately and is available upon request. Prime Reserve Class S and Premium Class S shares are no longer available to new investors except under certain circumstances. Shares of Prime Reserve Class AARP and Premium Class AARP were designed for members of AARP (please see Note B, under the caption Other Related Parties). Prime Reserve Class AARP and Premium Class AARP were converted into Prime Reserve Class S and Premium Class S, respectively, on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $215,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2010, the expiration date, whichever occurs first.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

First $1.5 billion of the Fund's average daily net assets	.165%
Next $1.75 billion of such net assets	.150%
Next $1.75 billion of such net assets	.135%
Over $5 billion of such net assets	.120%

For the six months ended November 30, 2006, the Advisor voluntarily waived all or a portion of its investment management fee and administration fee.

Accordingly, for the six months ended November 30, 2006, the Advisor waived all of its investment management fee pursuant to the Amended and Restated Management Agreement aggregating $10,466,084, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Prime Reserve Class S	.50%
Premium Class S	.50%
Managed Shares	.20%
Institutional Class	.15%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Prime Reserve Class S	.37%
Premium Class S	.28%
Managed Shares	.20%
Institutional Class	.15%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily, and payable monthly. For the six months ended November 30, 2006, the Advisor received an Administration Fee of $8,194,026, of which $1,384,541 was waived and $1,441,236 is unpaid.

Service Provider Fees. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. ("DST"), DWS-SSC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SSC compensates DST out of the shareholder servicing fee it receives from the Fund. The costs and expenses of such delegation are borne by DWS-SSC, not by the Fund. For the six months ended November 30, 2006, the amounts charged to the Fund by DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2006
Prime Reserve Class AARP	$ 10,952	$ —
Prime Reserve Class S	70,435	42,515
Premium Class AARP	12,288	—
Premium Class S	129,852	75,591
Managed Shares	74,827	78,938
Institutional Shares	61,960	52,639
	$ 360,314	$ 249,683

Shareholder Servicing Fee. DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, provides information and administrative services ("Service Fee") to Managed Class shareholders, effective June 1, 2006, at an annual rate of up to 0.05% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2006, the service fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annualized Effective Rate
Managed Shares	$ 59,794	$ 59,794.03%

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $26,280, of which $15,360 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each Committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

C. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2006, the custodian fees were reduced by $7,735 for custody credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a  $750 million revolving credit facility administered by J.P. Morgan Chase Bank N.A. for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Prime Reserve Class AARP*	3,417,074	$ 3,417,074	22,962,414	$ 22,962,414
Prime Reserve Class S	20,451,355	20,451,355	36,555,144	36,555,144
Premium Class AARP*	16,535,490	16,535,490	101,036,665	101,036,665
Premium Class S	187,109,378	187,110,119	319,202,556	319,202,556
Managed	569,257,651	569,257,651	1,041,231,767	1,041,231,767
Institutional	97,798,498,046	97,798,498,046	106,236,616,085	106,236,616,085
		$ 98,595,269,735		$ 107,757,604,631
Shares issued to shareholders in reinvestment of distributions
Prime Reserve Class AARP*	262,068	$ 262,068	2,549,396	$ 2,549,396
Prime Reserve Class S	2,304,548	2,304,548	1,474,336	1,474,336
Premium Class AARP*	731,634	731,634	6,515,504	6,515,504
Premium Class S	16,229,187	16,229,187	18,341,655	18,341,655
Managed	2,209,860	2,209,860	3,147,376	3,147,376
Institutional	294,191,804	294,191,804	318,289,556	318,289,555
		$ 315,929,101		$ 350,317,822
Shares redeemed
Prime Reserve Class AARP*	(2,693,855)	$ (2,693,855)	(30,671,286)	$ (30,671,286)
Prime Reserve Class S	(21,385,716)	(21,385,716)	(44,553,121)	(44,553,121)
Premium Class AARP*	(9,616,189)	(9,616,189)	(85,690,072)	(85,690,072)
Premium Class S	(202,859,361)	(202,859,361)	(327,001,213)	(327,001,213)
Managed	(611,251,920)	(611,251,920)	(1,020,257,679)	(1,020,257,679)
Institutional	(88,804,703,227)	(88,804,703,227)	(110,131,080,682)	(110,131,080,682)
		$ (89,652,510,268)		$(111,639,254,053)
Shares converted*
Prime Reserve Class AARP	(69,812,223)	$ (69,727,053)	—	$ —
Prime Reserve Class S	69,812,223	69,727,053	—	—
Premium Class AARP	(196,755,249)	(196,753,879)	—	—
Premium Class S	196,755,249	196,753,879	—	—
		$ —		$ —
Net increase (decrease)
Prime Reserve Class AARP*	(68,826,936)	$ (68,741,766)	(5,159,476)	$ (5,159,476)
Prime Reserve Class S	71,182,410	71,097,240	(6,523,641)	(6,523,641)
Premium Class AARP*	(189,104,314)	(189,102,944)	21,862,097	21,862,097
Premium Class S	197,234,453	197,233,824	10,542,998	10,542,998
Managed	(39,784,409)	(39,784,409)	24,121,464	24,121,464
Institutional	9,287,986,623	9,287,986,623	(3,576,175,041)	(3,576,175,042)
		$ 9,258,688,568		$ (3,531,331,600)

* On June 28, 2006, the Board of the Fund approved the conversion of the Prime Reserve Class AARP and Premium Class AARP shares of the Fund into Prime Reserve Class S and Premium Class S, respectively, of the Fund. These conversions were completed on July 14, 2006 and these shares are no longer offered.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. Payments made by Affiliates

During the six months ended November 30, 2006, the Advisor fully reimbursed the Fund $8,005 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Managed Shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005. The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Managed Shares) for the one-, three- and five-year periods ended June 30, 2006 was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable iMoneyNet universe. The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	MCAXX
Fund Number	2023

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Series (Managed Shares), a series of DWS Money Market Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Money Market Series (Managed Shares), a series of DWS Money Market Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007